UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
March 9, 2026
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 S. Capital of Texas Highway, Las Cimas IV, Suite 300
Austin, Texas 78746
(Address of principal executive offices, including zip code)
(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Preferred Stock Purchase Rights	-	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
On March 9, 2026, upon the completion of a comprehensive selection process, the Audit Committee of the Board of Directors of Upland Software, Inc. (the “Company”) approved (1) the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately, and (2) the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and related interim periods, subject to the completion of KPMG’s customary client acceptance procedures and the execution of an engagement letter. The Company informed EY of their dismissal on March 10, 2026.
The reports of EY on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2025 and 2024, and in the subsequent interim period through March 10, 2026, there were no disagreements between the Company and EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of EY would have caused EY to make reference to the matter in their report.
The Company has requested EY to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of such letter dated March 13, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During the fiscal years ended December 31, 2025 and 2024 and during the subsequent interim period through March 10, 2026, neither the Company nor anyone acting on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
16.1	Letter from Ernst & Young LLP dated March 13, 2026
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Michael D. Hill
Michael D. Hill Chief Financial Officer
Date: March 13, 2026